                                     [LOGO]
                               -----------------
                                    COLONIAL

                                 INTERNATIONAL

                                 HORIZONS FUND

                               -----------------


                               SEMIANNUAL REPORT

                                 APRIL 30, 1997





                          NOT FDIC-   |   MAY LOSE VALUE
                          INSURED     |   NO BANK GUARANTEE

================================================================================
                COLONIAL INTERNATIONAL HORIZONS FUND HIGHLIGHTS

                       NOVEMBER 1, 1996 - APRIL 30, 1997

INVESTMENT OBJECTIVE: Colonial International Horizons Fund seeks preservation of capital purchasing power and long-term growth.

THE FUND IS DESIGNED TO OFFER:

     o    Preservation of purchasing power

     o    Growth potential

     o    Diversification to help reduce risk

PORTFOLIO MANAGER COMMENTARY: "Our investment strategy emphasizes a core portfolio of natural resource stocks that we believe should protect shareholders against inflation. Additional investments in consumer oriented stocks enhance the Fund's ability to participate in the dynamic global expansion." -- Gita Rao

                COLONIAL INTERNATIONAL HORIZONS FUND PERFORMANCE

                                                   CLASS A              CLASS B
Inception date                                      6/8/92               6/8/92
--------------------------------------------------------------------------------
Six-month distributions declared per share          $1.395              $1.385
--------------------------------------------------------------------------------
Six-month total returns, assuming                     5.26%               4.83%
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset values per share on 4/30/97               $13.68              $13.54
--------------------------------------------------------------------------------

TOP FIVE HOLDINGS*                      TOP FIVE COUNTRIES*
(as of 4/30/97)                         (as of 4/30/97)
---------------------------------       ----------------------------------
1. Oryx Energy Company ..... 2.4%       1. United States ........... 41.7%
2. Helmerich & Payne ....... 2.1%       2. Canada .................. 17.0%
3. PanEnergy Corp .......... 2.0%       3. Netherlands .............  4.7%
4. Fort Howard Corp ........ 1.9%       4. Switzerland .............  4.3%
5. Petro Canada ............ 1.8%       5. United Kingdom ..........  3.6%

*Country and holdings breakdowns are calculated as a percent of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries and sectors in the future.

================================================================================
                                       2

================================================================================
                              PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

I am pleased to present the semiannual report for Colonial             [Photo]
International Horizons Fund. This report reflects on the investment environment for the six months ended April 30, 1997 and on the performance of your Fund.

The Fund's investment in stocks of established non-U.S. companies offered shareholders a way to participate in a dynamic market sector. International market conditions have been improving amid numerous signs of economic pick-ups in many parts of the world. Lower interest rates in Europe have stimulated those economies. Revived export activity and improved political stability in the Pacific Rim nations should result in an acceleration of earnings growth. Strong economic development created increased demand for every type of resource, from steel and concrete for building construction to copper for electric wiring to pesticides for agriculture. A number of the stocks held by the Fund, particularly those in the core natural resource sector, represent companies that benefited from this trend.

In addition to providing attractive growth prospects, an international fund offers an opportunity to diversify your core portfolio. World stock markets frequently do not move in step with the domestic stock market. Over 10 years international markets have outperformed the U.S. We believe that a high level of U.S. stock prices relative to the rest of the world should result in investors shifting their attention to more attractively priced international markets. When that shift occurs, investors could be rewarded by rising prices and values in international stocks.

The following report will provide you with specific information on your Fund's performance as well as an in-depth report from your portfolio manager, including a discussion of the Fund's increased investment flexibility and the outlook for the international stock markets. As always, we thank you for the opportunity to help you meet your investment goals through Colonial.

Respectfully,

/s/ Harold W. Cogger
Harold W. Cogger
President
June 13, 1997
================================================================================
                                       3

================================================================================
                          PORTFOLIO MANAGEMENT REPORT

GITA RAO is portfolio manager of Colonial International Horizons Fund, formerly Colonial Global Natural Resources Fund. She is a Vice President of Colonial Management Associates, Inc. NICOLAS GHAJAR is an Associate Portfolio Manager for the Fund.

NEW FUND NAME HIGHLIGHTS INCREASED INVESTMENT FLEXIBILITY
The Colonial International Horizons Fund -- is the new name of the Colonial Global Natural Resources Fund. The Fund's objective remains unchanged - seeking preservation of capital purchasing power and long-term growth. However, the Fund is now managed as a broader-based, more diversified international fund and can pursue its objectives with greater investment flexibility.

With a broader array of investment options available, shareholders may be protected against the pronounced market cycles and large swings in total return that are common in a pure natural resources fund. The Fund's shift from a global to an international category means that a greater proportion of assets must be invested in overseas stocks: U.S. stockholdings will be limited to 35% of Fund assets. We believe that there is more value to be found in markets that are not as far along in their business cycle as the U.S. In our view, foreign stocks with more reasonable prices than U.S. stocks may offer investors larger potential price gains over the next several years. By April 30, U.S. stocks represented 46% of Fund assets, a decrease from 62% at the beginning of the period.

CORE NATURAL RESOURCE HOLDINGS PROVIDE INFLATION PROTECTION
The Fund will continue to hedge against inflation by retaining a core natural resources component. Currently at 40% of Fund assets, this concentration remains unchanged. This percentage of natural resource stocks is substantially greater than the 5% held by the average international fund that is not focused on providing an inflation hedge. To increase the portfolio's proportion of international stocks, we focused on selling U.S. stocks that did not represent the core natural resource sector.

We replaced these holdings with foreign stocks that offer investors a non-interest rate sensitive way to participate in worldwide growth trends. We purchased YPF, S.A., the largest oil producer in Argentina. This company supplies oil to most of Latin America and the Caribbean. The commodity nature of YPF's primary business fit well with our investment objective. We also purchased Novartis Corp. (the successor of the Ciba-Geigy/Sandoz merger), the world's largest producer and marketer of agricultural chemicals. These commodities are in great demand as higher global standards of living have increased the need for food production.

FUND REPOSITIONING TO BE COMPLETED BY JUNE 30, 1997
The Fund continues to reduce its holdings of U.S. stocks. We will be looking for additional country diversification in Japan, where we have targeted consumer oriented companies. We believe that there is good value in Scandinavia and Southern Europe. In those nations, we will be looking for cyclical, basic industry stocks such as specialty chemicals. We will continue to avoid the financial and
================================================================================
                                       4

================================================================================
utility sectors worldwide as their interest rate-sensitive nature does not fit well with the Fund's objectives.


          COLONIAL INTERNATIONAL HORIZONS FUND'S INVESTMENT PERFORMANCE
              VS. MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (GDP) &
                        THE STANDARD & POOR'S 500 INDEX
               Change in Value of $10,000 from 6/30/92 - 4/30/97

                    Based on NAV and MOP for Class A Shares

                                    [Graph]

               Label           A             B              C              D
-----------------------------------------------------------------------------------
Label      CIHF A            NAV         MOP               S&P        MSCI EAFE GDF
-----------------------------------------------------------------------------------
    1       Jun 30, 92         10000         9425          10000       10000
    2       Jul 31, 92      10268.12     9677.706          10408        9646
    3       Aug 31, 92      10039.72     9462.438          10196       10126
    4       Sep 30, 92      10009.93     9434.359          10315        9754
    5       Oct 31, 92      9682.225     9125.497          10351        9358
    6       Nov 30, 92      9285.005     8751.117          10702        9404
    7       Dec 31, 92      9431.813     8889.483          10834        9402
    8       Jan 31, 93        9421.8     8880.046          10924        9511
    9       Feb 28, 93      9852.339     9285.829          11073        9844
   10       Mar 31, 93      10513.17     9908.659          11306       10516
   11       Apr 30, 93      11043.83     10408.81          11033       11485
   12       May 31, 93      11684.63     11012.77          11328       11664
   13       Jun 30, 93      11625.92     10957.43          11361       11462
   14       Jul 31, 93      12128.33     11430.96          11315       11807
   15       Aug 31, 93      12218.77     11516.19          11743       12673
   16       Sep 30, 93      11716.35     11042.66          11653       12407
   17       Oct 31, 93      12218.77     11516.19          11894       12748
   18       Nov 30, 93      11897.22     11213.13          11781       11732
   19       Dec 31, 93      12616.19     11890.76          11923       12558
   20       Jan 31, 94      13308.05     12542.83          12328       13518
   21       Feb 28, 94      12870.55     12130.49          11994       13444
   22       Mar 31, 94      12575.49      11852.4          11472       13251
   23       Apr 30, 94      12646.71     11919.53          11619       13920
   24       May 31, 94      12941.77     12197.62          11809       13601
   25       Jun 30, 94      12700.96     11970.66          11520       13594
   26       Jul 31, 94      13058.88     12307.99          11898       13910
   27       Aug 31, 94      13427.02     12654.97          12384       14146
   28       Sep 30, 94       13416.8     12645.33          12082       13648
   29       Oct 31, 94       13457.7     12683.88          12353       14063
   30       Nov 30, 94      12394.17     11681.51          11904       13437
   31       Dec 31, 94      12499.45     11780.73          12080       13538
   32       Jan 31, 95      11849.86     11168.49          12393       13192
   33       Feb 28, 95      12237.52     11533.86          12875       13177
   34       Mar 31, 95      12729.95     11997.98          13255       13773
   35       Apr 30, 95      13149.04     12392.97          13645       14389
   36       May 31, 95      13348.11      12580.6          14189       14257
   37       Jun 30, 95      13448.87     12675.56          14518       14091
   38       Jul 31, 95      13985.14        13181          14999       15012
   39       Aug 31, 95      13848.44     13052.16          15037       14385
   40       Sep 30, 95      13711.75     12923.32          15671       14556
   41       Oct 31, 95      13070.32     12318.78          15615       14134
   42       Nov 30, 95      13627.63     12844.04          16300       14432
   43       Dec 31, 95      14132.42      13319.8          16614       15049
   44       Jan 31, 96      14597.59     13758.23          17179       15240
   45       Feb 29, 96      14708.34     13862.62          17338       15286
   46       Mar 31, 96      15262.12     14384.55          17505       15489
   47       Apr 30, 96      15605.46     14708.15          17763       15971
   48       May 31, 96      15616.54     14718.59          18220       15735
   49       Jun 30, 96      15305.28     14425.23          18290       15859
   50       Jul 31, 96      14538.91     13702.92          17482       15403
   51       Aug 31, 96      15138.68     14268.21          17852       15395
   52       Sep 30, 96       15327.5     14446.16          18855       15818
   53       Oct 31, 96      15905.05     14990.51          19375       15645
   54       Nov 30, 96      16749.18      15786.1          20839       16313
   55       Dec 31, 96      17047.31     16067.09          20426       16197
   56       Jan 31, 97       17304.3      16309.3          21701       15892
   57       Feb 28, 97      16814.79     15847.94          21872       16003
   58       Mar 31, 97      16704.65     15744.13          20975       16308
   59       Apr 30, 97      16741.36     15778.73          22226       16268

                Based on NAV and Maximum CDSC for Class B Shares

                                    [Graph]


               Label            A             B         C                D
---------------------------------------------------------------------------------
Label       CIHF B           NAV          MOP                       MSCI EAFE GDF
---------------------------------------------------------------------------------
    1       Jun 30, 92          10000        10000     10000         10000
    2       Jul 31, 92       10268.39     10268.39     10408          9646
    3       Aug 31, 92       10029.82     10029.82     10196         10126
    4       Sep 30, 92          10000        10000     10315          9754
    5       Oct 31, 92       9662.028     9662.028     10351          9358
    6       Nov 30, 92       9254.474     9254.474     10702          9404
    7       Dec 31, 92       9397.543     9397.543     10834          9402
    8       Jan 31, 93       9377.591     9377.591     10924          9511
    9       Feb 28, 93       9806.565     9806.565     11073          9844
   10       Mar 31, 93       10464.99     10464.99     11306         10516
   11       Apr 30, 93       10973.78     10973.78     11033         11485
   12       May 31, 93       11602.27     11602.27     11328         11664
   13       Jun 30, 93       11547.88     11547.88     11361         11462
   14       Jul 31, 93       12036.95     12036.95     11315         11807
   15       Aug 31, 93       12116.79     12116.79     11743         12673
   16       Sep 30, 93       11617.75     11617.75     11653         12407
   17       Oct 31, 93       12106.81     12106.81     11894         12748
   18       Nov 30, 93       11777.44     11777.44     11781         11732
   19       Dec 31, 93       12478.89     12478.89     11923         12558
   20       Jan 31, 94       13163.77     13163.77     12328         13518
   21       Feb 28, 94       12720.62     12720.62     11994         13444
   22       Mar 31, 94       12418.46     12418.46     11472         13251
   23       Apr 30, 94       12478.89     12478.89     11619         13920
   24       May 31, 94       12770.98     12770.98     11809         13601
   25       Jun 30, 94       12513.38     12513.38     11520         13594
   26       Jul 31, 94       12856.48     12856.48     11898         13910
   27       Aug 31, 94       13219.78     13219.78     12384         14146
   28       Sep 30, 94       13209.68     13209.68     12082         13648
   29       Oct 31, 94       13229.87     13229.87     12353         14063
   30       Nov 30, 94       12180.36     12180.36     11904         13437
   31       Dec 31, 94       12273.94     12273.94     12080         13538
   32       Jan 31, 95       11624.69     11624.69     12393         13192
   33       Feb 28, 95          12006        12006     12875         13177
   34       Mar 31, 95       12480.05     12480.05     13255         13773
   35       Apr 30, 95       12881.97     12881.97     13645         14389
   36       May 31, 95       13067.47     13067.47     14189         14250
   37       Jun 30, 95       13160.22     13160.22     14518         14091
   38       Jul 31, 95        13675.5      13675.5     14999         15012
   39       Aug 31, 95       13531.22     13531.22     15037         14385
   40       Sep 30, 95       13397.25     13397.25     15671         14556
   41       Oct 31, 95        12758.3      12758.3     15615         14134
   42       Nov 30, 95       13283.89     13283.89     16300         14432
   43       Dec 31, 95       13772.34     13772.34     16614         15049
   44       Jan 31, 96       14226.73     14226.73     17179         15240
   45       Feb 29, 96       14313.28     14313.28     17338         15286
   46       Mar.31, 96        14843.4      14843.4     17505         15489
   47       Apr 30, 96       15178.78     15178.78     17763         15971
   48       May 31, 96       15167.96     15167.96     18220         15735
   49       Jun 30, 96       14858.15     14858.15     18290         15859
   50       Jul 31, 96       14111.45     14111.45     17482         15403
   51       Aug 31, 96       14674.18     14674.18     17852         15395
   52       Sep 30, 96       14858.15     14858.15     18855         15818
   53       Oct 31, 96       15399.23     15399.23     19375         15645
   54       Nov 30, 96       16210.86     16210.86     20839         16313
   55       Dec 31, 96       16477.47     16477.47     20426         16197
   56       Jan 31, 97       16727.85     16727.85     21701         15892
   57       Feb 28, 97       16250.93     16250.93     21872         16003
   58       Mar 31, 97       16131.71     16131.71     20975         16308
   59       Apr 30, 97       16143.63     15943.63     22226         16268

The Fund's performance has been compared to the Standard and Poor's 500 (S&P
500) in the past. Now that the Fund has an international focus, it is more appropriate to compare it to a broad-based international index.

The Morgan Stanley Capital International EAFE (GDP) Index is an unmanaged index that tracks the performance of international stocks. The S&P 500 Index is an unmanaged index that tracks the performance of the U.S. stock market. Unlike mutual funds, an index does not incur fees or charges and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                    As of 3/31/97 (Most Recent Quarter End)
--------------------------------------------------------------------------------
                                CLASS A SHARES               CLASS B SHARES
INCEPTION                           6/8/92                        6/8/92
                               NAV          MOP             NAV          w/CDSC
--------------------------------------------------------------------------------
1 year                         9.45%       3.16%            8.68%         3.75%
--------------------------------------------------------------------------------
Since inception               11.40       10.04            10.58         10.29
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Maximum offering price (MOP) returns include the maximum sales charge of 5.75%. The CDSC returns reflect charges of: one year, 5%; since inception, 2%. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.
================================================================================
                                       5

                              INVESTMENT PORTFOLIO

                    APRIL 30, 1997 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS - 90.3%                              COUNTRY      SHARES    VALUE
--------------------------------------------------------------------------------
CONSTRUCTION - 1.6%
  HEAVY CONSTRUCTION - NON BUILDING CONSTRUCTION
  Koninklijke Boskalis Westminster NV                 Ne          29      $  580
  Stork NV                                            Ne           9         390
                                                                          ------
                                                                             970
                                                                          ------
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.2%
  REAL ESTATE
  Bandar Raya Developments Berhad                     Ma          86         127
                                                                          ------

--------------------------------------------------------------------------------
MANUFACTURING - 37.6%
  CHEMICALS & ALLIED PRODUCTS - 8.8%
  BASF AG                                             G           19         733
  DSM NV                                              Ne           8         757
  E.I. DuPont De Nemours & Co.                                     8         860
  Fuller (H.B.) Co.                                               12         644
  Norsk Hydro AS                                      No          15         750
  Smith International, Inc.                                       19         914
  Zeneca Group                                        UK          21         634
                                                                          ------
                                                                           5,292
                                                                          ------

ELECTRONIC & ELECTRICAL EQUIPMENT - 3.0%
  Matsushaita Electric Industrial Co.                 Ja          56         895
  Siemens AG                                          G           17         919
                                                                          ------
                                                                           1,814
                                                                          ------

  FOOD & KINDRED PRODUCTS - 1.6%
  Nestle AG                                           Sz           1         942

  LUMBER & WOOD PRODUCTS - 1.8%
  Donohue, Inc., Class A                              Ca          25         519
  Pacific Forest Products Ltd. (a)                    Ca          32         532
                                                                          ------
                                                                           1,051
                                                                          ------
  PAPER PRODUCTS - 3.8%
  Fort Howard Corp. (a)                                           33       1,136
  Potlatch Corp.                                                  11         431
  Stone-Consolidated Corp. (a)                        Ca          36         598
  Tembec, Inc., Class A (a)                           Ca          18         141
                                                                          ------
                                                                           2,306
                                                                          ------

  PETROLEUM REFINING - 14.0%
  Amerada Hess Corp.                                              21       1,026
  Atlantic Richfield Co.                                           4         565

                      Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------------

  British Petroleum Co., PLC ADR                      UK           4      $  503
  Chevron Corp.                                                    7         486
  Mobil Corp.                                                      4         546
  Murphy Oil Corp.                                                21         922
  OMV Handels AG                                      Aus          6         614
  Pennzoil Co.                                                    22       1,088
  Phillips Petroleum Co.                                           8         319
  Repsol SA ADS                                       Sp          19         783
  Shell Canada Ltd.                                   Ca          12         476
  Tosco Corp.                                                     22         649
  Unocal Corp.                                                    13         477
                                                                          ------
                                                                           8,454
                                                                          ------

  PRIMARY METAL - 1.7%
  Acerinox SA                                         Sp           3         416
  Alumax, Inc. (a)                                                 9         321
  KM Europa Metal AG (a)                              G            3         273
                                                                          ------
                                                                           1,010
                                                                          ------

  PRIMARY SMELTING - 0.4%
  Capral Aluminum Ltd. (a)                            Au          73         266
                                                                          ------

  STONE, CLAY, GLASS & CONCRETE - 2.5%
  Cemex SA                                            Me         262         863
  Holderbank Financiere Glaris AG                     Sz           1         642
                                                                          ------
                                                                           1,505
                                                                          ------
--------------------------------------------------------------------------------
MINING & ENERGY - 37.6%
  CRUDE PETROLEUM & NATURAL GAS - 4.8%
  Anadarko Petroleum Corp.                                        10         554
  Apache Corp.                                                    11         377
  Occidental Petroleum Corp.                                      35         777
  Ranger Oil Ltd.                                     Ca          90         899
  Triton Energy Corp. (a)                                          8         283
                                                                          ------
                                                                           2,890
                                                                          ------

  GOLD & SILVER MINING - 5.3%
  Ashanti Goldfields Co., Ltd. GDS                    Gh          10         116
  Barrick Gold Corp.                                  Ca          29         660
  Cambior, Inc.                                       Ca          36         427
  Newmont Mining Corp.                                            16         548
  Placer Dome, Inc.                                   Ca          26         431
  Sons of Gwalia Ltd.                                 Au         136         601
  TVX Gold, Inc.                                      Ca          70         388
                                                                          ------
                                                                           3,171
                                                                          ------


                      Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------------
COMMON STOCKS - CONT.                          COUNTRY SHARES   VALUE
--------------------------------------------------------------------------------
MINING & ENERGY - CONT.
  METAL MINING - 3.8%
  Acacia Resources Ltd. (a)                           Au         130     $   193
  Elandsrand Gold Mining Co. Ltd.                     SA          27         117
  Franco-Nevada Mining Corporation Ltd.               Ca          16         753
  Freeport-McMoRan Copper & Gold, Inc.,
    Class A                                                       17         462
  Northgate Exploration, Ltd. (a)                                  4           3
  Prime Resource Group, Inc. (a)                      Ca         100         770
                                                                          ------
                                                                           2,298
                                                                          ------

  NONMETALLIC, EXCEPT FUELS - 2.2%
  De Beers Consolidated Mines Ltd., ADR (a)  SA                   16         572
  Potash Corp. of Saskatchewan, Inc.                  Ca           2         155
  Vulcan Materials Co.                                             9         601
                                                                          ------
                                                                           1,328
                                                                          ------

  OIL & GAS EXTRACTION - 19.2%
  Chauvco Resources Ltd., Class A (a)                 Ca          73       1,014
  Elan Energy, Inc. (a)                               Ca          57         409
  Elf Gabon SA                                        Fr           1         385
  ENSCO International, Inc. (a)                                   16         760
  Falcon Drilling Co. (a)                                         25         937
  Global Marine, Inc. (a)                                         15         306
  Helmerich & Payne                                               27       1,275
  Noble Drilling Corp. (a)                                        32         553
  Oryx Energy Co.                                                 72       1,446
  Parker and Parsley Petroleum                                    33       1,082
  Petro Canada                                        Ca          69       1,113
  Pioneer International Ltd.                          Au         192         631
  Reading & Bates Corp. (a)                                       12         257
  Rowan Companies, Inc. (a)                                       27         490
  Santa Fe Energy Resources, Inc.                                 19         271
  YPF  Sociedad Anonima                               Ar          22         609
                                                                         -------
                                                                          11,538
                                                                         -------

  Oil & Gas Field Services - 2.3%
  Petroleum Geo-Services A/S (a)                      No          18         687
  Schlumberger Ltd.                                                7         720
                                                                         -------
                                                                           1,407
                                                                         -------
--------------------------------------------------------------------------------
SERVICES - 3.5%
  Business Services - 1.8%
  Baan Co., N.V. (a)                                  Ne          21       1,101
                                                                         -------

  Health Services - 1.7%
  Novartis                                            Sz           1       1,022
                                                                         -------

                                       8

                      Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------------

TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 9.8%
  COMMUNICATIONS - 1.6%
  Nippon Telegraph & Telephone Corp.                  Ja         (b)     $   951
                                                                         -------

  ELECTRIC, GAS & SANITARY SERVICES - 4.7%
  NGC Corp.                                                       29         515
  PanEnergy Corp.                                                 27       1,186
  Philip Environmental, In                            Ca          33         514
  Wessex Water PLC                                    UK          31         185
  Westcoast Energy, Inc.                              Ca          23         391
                                                                         -------
                                                                           2,791
                                                                         -------

  ELECTRIC SERVICES - 2.2%
  Allegheny Power System, Inc.                                    32         840
  Texas Utilities Co.                                             15         500
                                                                         -------
                                                                           1,340
                                                                         -------
  SANITARY SERVICES - 1.3%
  Severn Trent Water PLC                              UK          64         785
                                                                         -------

TOTAL COMMON STOCKS (cost of $43,800)                                     54,359
                                                                         -------


PREFERRED STOCK - 0.1%
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.1%
  ELECTRIC, GAS, & SANITARY SERVICES
  Hyder PLC, 7.875% (cost of $41)                     UK          30          50
                                                                         -------


CORPORATE FIXED - INCOME
BONDS & NOTES - 0.0%                               CURRENCY      PAR
--------------------------------------------------------------------------------
MANUFACTURING - 0.0%
  LUMBER & WOOD PRODUCTS
  Donohue, Inc.,
    Series B (cost of $27)03/01/98                    CD          37          27
                                                                         -------


TOTAL INVESTMENTS - 90.4% (cost of $43,868)(c)                            54,436
                                                                         -------

                      Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 9.3%                             PAR              VALUE
--------------------------------------------------------------------------------
  Repurchase agreement with
  Chase Securities, Inc., dated
  04/30/97, due 05/01/97 at
  5.340%, collateralized by U.S.
  Treasury notes with various
  maturities to 2016, market
  value $5,770 (repurchase
  proceeds $5,610)                                     $ 5,609           $ 5,609
                                                                         -------


OTHER ASSETS & LIABILITIES, NET - 0.3%                                       155
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                      $60,200
                                                                         =======



NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a)  Non-income producing.
(b)  Rounds to less than one.
(c)  Cost for federal income tax purposes is approximately the same.



Summary of Securities by             Country/
 Country/Currency                    Currency          Value    % of Total
--------------------------------------------------------------------------------
United States                                         $25,127      46.2%
Canada                                 Ca/CD           10,217      18.8%
Netherlands                            Ne               2,828       5.2%
Switzerland                            Sz               2,606       4.8%
United Kingdom                         UK               2,157       4.0%
Germany                                G                1,925       3.5%
Japan                                  Ja               1,846       3.4%
Australia                              Au               1,691       3.1%
Norway                                 No               1,437       2.6%
Spain                                  Sp               1,199       2.2%
Mexico                                 Me                 863       1.6%
South Africa                           SA                 689       1.3%
Austria                                Aus                614       1.1%
Argentina                              Ar                 609       1.1%
France                                 Fr                 385       0.7%
Malaysia                               Ma                 127       0.2%
Ghana                                  Gh                 116       0.2%
                                                      -------     -----
                                                      $54,436     100.0%
                                                      =======     =====

  Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym                                      Name
  -------                                 --------------
    ADR                           American Depository Receipt
    ADS                           American Depository Shares
    GDS                           Global Depository Shares

  See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                           APRIL 30, 1997 (UNAUDITED)
(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $43,868)                             $54,436
Short-term obligations                                            5,609
                                                                -------
                                                                 60,045
Cash including foreign currencies (cost $40)       $ 41
Receivable for:
  Fund shares sold                                  218
  Dividends                                          44
  Foreign tax reclaims                               10
  Interest                                            1
Deferred organization expenses                        1
Other                                                13             328
                                                   ----         -------
    Total Assets                                                 60,373

LIABILITIES
Payable for:
  Fund shares repurchased                           171
Accrued Deferred Trustees fees                        2
                                                   ----
    Total Liabilities                                               173
                                                                -------

NET ASSETS                                                      $60,200
                                                                =======

Net asset value & redemption price per share -
Class A ($34,205/2,501)                                         $ 13.68
                                                                =======
Maximum offering price per share - Class A
($13.68/0.9425)                                                 $ 14.51 (a)
                                                                =======
Net asset value & offering price per share -
Class B ($25,995/1,919)                                         $ 13.54 (b)
                                                                =======

COMPOSITION OF NET ASSETS
Capital paid in                                                 $48,234
Overdistributed net investment income                               (12)
Accumulated net realized gain                                     1,413
Net unrealized appreciation (depreciation) on:
  Investments                                                    10,568
  Foreign currency transactions                                      (3)
                                                                -------
                                                                $60,200
                                                                =======

(a)  On sales of $50,000 or more the offering price is reduced.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 1997
                                   (UNAUDITED)
(in thousands)
INVESTMENT INCOME
Dividends                                                                    $  488
Interest                                                                        115
                                                                             ------
     Total investment income (net of nonrebatable
     foreign taxes withheld at source which
     amounted to $26)                                                           603

EXPENSES
Management fee                                                     $  234
Service fee                                                            78
Distribution fee - Class B                                            100
Transfer agent                                                        105
Bookkeeping fee                                                        16
Registration fee                                                       14
Custodian fee                                                          17
Audit fee                                                              17
Trustees fee                                                            6
Reports to shareholders                                                 4
Legal fee                                                               4
Amortization of deferred
  organization expenses                                                 7
Other                                                                   5       607
                                                                   ------    ------
       Net Investment Loss                                                       (4)
                                                                             ------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
Investments                                                         1,432
Foreign currency transactions                                           6
                                                                   ------
    Net Realized Gain                                                         1,438
Net unrealized appreciation (depreciation) during
the period on:
Investments                                                         1,589
Foreign currency transactions                                          (5)
                                                                   ------
    Net Unrealized Appreciation                                               1,584
                                                                             ------
       Net Gain                                                               3,022
                                                                             ------
Net Increase in Net Assets from Operations                                   $3,018
                                                                             ======

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                 (Unaudited)
                                                 Six months
                                                   ended       Year ended
(in thousands)                                    April 30     October 31
                                                  --------      --------
INCREASE (DECREASE) IN NET ASSETS                    1997          1996
Operations:
Net investment income (loss)                      $     (4)     $    142
Net realized gain                                    1,438         5,758
Net unrealized appreciation                          1,584         4,835
                                                  --------      --------
    Net Increase from Operations                     3,018        10,735
Distributions:
From net investment income - Class A                  --            (199)
In excess of net investment income - Class A           (24)         --
From net realized gains - Class A                   (3,340)       (1,554)
From net investment income - Class B                  --            --
From net realized gains - Class B                   (2,449)       (1,048)
                                                  --------      --------
                                                    (2,795)        7,934
                                                  --------      --------
Fund Share Transactions:
Receipts for shares sold - Class A                  12,583        10,375
Value of distributions reinvested - Class A          2,926         1,543
Cost of shares repurchased - Class A               (16,432)      (11,267)
                                                  --------      --------
                                                      (923)          651
                                                  --------      --------
Receipts for shares sold - Class B                   6,491        10,576
Value of distributions reinvested - Class B          2,048           897
Cost of shares repurchased - Class B                (6,758)      (10,149)
                                                  --------      --------
                                                     1,781         1,324
                                                  --------      --------
Net Increase from Fund
  Share Transactions                                   858         1,975
                                                  --------      --------
        Total Increase (Decrease)                   (1,937)        9,909

NET ASSETS
Beginning of period                                 62,137        52,228
                                                  --------      --------
End of period (net of overdistributed
  net investment income of $12 and
  $1, respectively)                               $ 60,200      $ 62,137
                                                  ========      ========

NUMBER OF FUND SHARES
Sold - Class A                                         904           754
Issued for distributions reinvested - Class A          214           122
Repurchased - Class A                               (1,177)         (834)
                                                  --------      --------
                                                       (59)           42
                                                  --------      --------
Sold - Class B                                         465           784
Issued for distributions reinvested - Class B          150            71
Repurchased - Class B                                 (487)         (755)
                                                  --------      --------
                                                       128           100
                                                  --------      --------


See notes to financial statements

                          NOTES TO FINANCIAL STATEMENTS

                           APRIL 30, 1997 (UNAUDITED)

NOTE 1.  INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
In the opinion of management of Colonial International Horizons Fund (the Fund), formerly Colonial Global Natural Resources Fund, a series of Colonial Trust III, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at April 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: The Fund is a non-diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek preservation of capital purchasing power and long-term growth. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost. The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees. Notes to Financial

                  Notes to Financial Statements/April 30, 1997
--------------------------------------------------------------------------------
Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using the average shares outstanding during the period. In addition, Class B net investment income per share data reflects the distribution fee applicable to Class B shares only.

Class B ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses of $71,295 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

                  Notes to Financial Statements/April 30, 1997
--------------------------------------------------------------------------------
NOTE 2. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

                  Notes to Financial Statements/April 30, 1997
--------------------------------------------------------------------------------
NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.75% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the six months ended April 30, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $3,214 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $39,899 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the six months ended April 30, 1997, purchases and sales of investments, other than short-term obligations, were $13,697,510 and $20,883,205, respectively.

                  Notes to Financial Statements/April 30, 1997
-------------------------------------------------------------------------------
NOTE 4.  PORTFOLIO INFORMATION - CONT.
-------------------------------------------------------------------------------
Unrealized appreciation (depreciation) at April 30, 1997, based on cost of investments for federal income tax purposes was:

                 Gross unrealized appreciation                  $12,077,719
                 Gross unrealized depreciation                   (1,510,145)
                                                                -----------
                         Net unrealized appreciation            $10,567,574
                                                                ===========

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended April 30, 1997.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                (Unaudited)
                                             Six months ended
                                                 April 30
                                           ----------------------
                                                   1997

                                        Class A             Class B
                                        -------             -------
Net asset value -
  Beginning of period                  $14.32               $14.23
                                       ------               ------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income (loss) (a)        0.021                (0.03)
Net realized and
unrealized gain (loss) (a)              0.734                0.726
                                       ------               ------
  Total from Investment
     Operations                         0.755                0.695
                                       ------               ------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
In excess of net investment income      (0.01)                 --
From net realized gains                (1.385)              (1.385)
                                       ------               ------
  Total Distributions Declared
     to Shareholders                   (1.395)              (1.385)
                                       ------               ------
Net asset value -
  End of period                        $13.68               $13.54
                                       ------               ------
Total return (b)(c)                      5.26%                4.83%
                                       ------               ------
RATIOS TO AVERAGE NET ASSETS
Expenses                                 1.62%(d)(e)          2.37%(d)(e)
Net investment income                    0.31%(d)(e)         (0.44)%(d)(e)
Portfolio turnover (c)                     24%                  24%
Average commission rate (f)            $0.0398             $0.0398
Net assets at end
of period (000)                        $34,205             $25,995


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Not annualized.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(e)  Annualized.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                    Year ended October 31
                                         ----------------------------------------------
                                                 1996                      1995
                                         Class A      Class B      Class A      Class B
                                         -------      -------      -------      -------
Net asset value -
  Beginning of period                    $12.430      $12.380      $13.160      $13.110
                                         -------      -------      -------      -------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income (loss) (a)           0.075       (0.026)       0.102        0.009
Net realized and
unrealized gain (loss) (a)                 2.525        2.506       (0.496)      (0.489)
                                         -------      -------      -------      -------
  Total from Investment
     Operations                            2.600        2.480       (0.394)      (0.480)
                                         -------      -------      -------      -------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
From net
investment income                         (0.080)         --        (0.106)      (0.020)
From net realized gains                   (0.630)      (0.630)      (0.230)      (0.230)
                                         -------      -------      -------      -------
  Total Distributions Declared
          to Shareholders                 (0.710)      (0.630)      (0.336)      (0.250)
                                         -------      -------      -------      -------
Net asset value -
  End of period                          $14.320      $14.230      $12.430      $12.380
                                         =======      =======      =======      =======
Total return (c)                           21.69%       20.70%       (2.88)%      (3.56)%
                                         =======      =======      =======      =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                    1.61%(e)     2.36%(e)     1.66%(e)     2.41%(e)
Net investment income                       0.56%(e)    (0.19)%(e)    0.82%(e)     0.07%(e)
Portfolio turnover                            84%          84%          65%          65%
Average
  commission rate (g)                    $0.0268      $0.0268          --           --
Net assets at end
of period (000)                          $36,655      $25,482      $31,297      $20,931


(a) Per share data was calculated using average shares outstanding during the period.

(b)  The Fund commenced investment operations on June 8, 1992.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(f)  Annualized.

(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                                                            Period ended
               Year ended October 31                         October 31
-----------------------------------------------       --------------------------
        1994                        1993                       1992 (b)
Class A       Class B      Class A      Class B       Class A        Class B
-------       -------      -------      -------       -------        -------

$12.160       $12.130      $ 9.750      $ 9.720       $10.000        $10.000
-------       -------      -------      -------       -------        -------


  0.114         0.019        0.099        0.018         0.042          0.012

  1.104         1.097        2.429        2.431        (0.292)        (0.292)
-------       -------      -------      -------       -------        -------

  1.218         1.116        2.528        2.449        (0.250)        (0.280)
-------       -------      -------      -------       -------        -------



 (0.118)       (0.036)      (0.118)      (0.039)         --             --
 (0.100)       (0.100)       --           --             --             --
-------       -------      -------      -------       -------        -------

 (0.218)       (0.136)      (0.118)      (0.039)         --             --
-------       -------      -------      -------       -------        -------

$13.160       $13.110      $12.160      $12.130       $ 9.750        $ 9.720
=======       =======      =======      =======       =======        =======
  10.14%         9.28%       26.20%       25.30%        (2.50)%(d)     (2.80)%(d)
=======       =======      =======      =======       =======        =======


   1.70%         2.45%        1.88%        2.63%         2.45(f)        3.20(f)
   0.90%         0.15%        0.92%        0.17%         1.07(f)        0.32(f)
     15%           15%          14%          14%           89%(f)         89%(f)

   --            --          --            --            --             --

$36,830       $22,458      $31,098      $ 7,179       $27,790        $ 4,444


                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the payable date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

COLONIAL RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial International Horizons Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial International Horizons Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial International Horizons Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[Logo]
COLONIAL
MUTUAL FUNDS

Mutual Funds for
Planned Portfolios

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                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C. S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation



            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                     A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            HZ-03/664D-0497 M (6/97)
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